Investor Presentation May 2015

The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. Interested parties are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including those noted in the Partnership’s filings with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NYSE:UAN 2 Safe Harbor

• Solid long-term industry fundamentals • Strategically located assets • Fully utilized capacity • Feed stock benefits • Experienced management team • Multiple opportunities for growth -- Partnership formed by CVR Energy, Inc. in June 2007 … IPO in April 2011 -- -- Manufacturing facility primarily produces ammonia and urea ammonium nitrate (UAN) -- -- Plant located in Coffeyville, KS with capacity to produce ~7% of annual UAN demand in U.S. – -- General Partner does not receive Incentive Distribution Rights (IDRs) -- NYSE:UAN 3 Overview & Strategic Factors

P o u n d s ( lb s ) 0 2 4 6 8 10 1950 1970 1990 2010 2030 2050 B ill io n s o f P e o p le World Population Source: USDA, Census Bureau, FAO, World Bank & USDA WASDE.. A c re s P e r P e rs o n World Farmland Per Capita 0.4 0.5 0.6 0.7 0.8 1970 1980 1990 2000 2010 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 Ethanol & By-Products Other Food, Seed & Industrial Feed & Residual Exports Mill io n s o f B u sh el s U.S. Corn Use ~38% of Total Use for 2015E 0 50 100 150 200 250 1965 1998 2030 Annual Per Capita Consumption of Meat Key Demand Drivers NYSE:UAN 4 Solid Industry Fundamentals

• Nitrogen represents 61% of fertilizer consumption • Nitrogen fertilizers have the most stable demand – Must be applied annually – Primary determinant of crop yield • Corn consumes largest amount of nitrogen fertilizer Note: Nutrient Tons; Fertilizer Years. Source: International Fertilizer Industry Association; U.S. Bureau of the Census, International Data Base Billions of Metric Tons Global Fertilizer Consumption Population in Billions Consistent Growth in Fertilizer Demand NYSE:UAN 5 Solid Industry Fundamentals 0 2 4 6 8 0 50 100 150 200 Nitrogen Phosphate Potash Population (Mid-Year)

Corn Prices Continue to Support Fertilizer Use Fertilizer is Smaller Component of Total Cost NYSE:UAN 6 Solid Industry Fundamentals 18% 19% 20% 21% 22% 23% 24% 25% 2009 2010 2011 2012 2013 Fertilizer Portion of U.S. Farmer Total Input Costs Source: USDA. $3 $4 $5 $6 $7 $8 $9 5 /1 2 /2 0 1 0 8 /2 0 /2 0 1 0 1 1 /2 8 /2 0 1 0 3 /8 /2 0 1 1 6 /1 6 /2 0 1 1 9 /2 4 /2 0 1 1 1 /2 /2 0 1 2 4 /1 1 /2 0 1 2 7 /2 0 /2 0 1 2 1 0 /2 8 /2 0 1 2 2 /5 /2 0 1 3 5 /1 6 /2 0 1 3 8 /2 4 /2 0 1 3 1 2 /2 /2 0 1 3 3 /1 2 /2 0 1 4 6 /2 0 /2 0 1 4 1 0 /1 7 /2 0 1 4 1 /3 1 /2 0 1 5 5 /1 1 /2 0 1 5 5-Yr Avg. $5.58 Price per Bushel Source: Capital IQ (as of May 12, 2015) Corn (CBOT)

-4,000 -2,000 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 Production Imports Exports Consumption 0 0 0 ’s o f N it ro g en S h o rt T o n s Total U.S. Nitrogen Supply & Demand Source: Blue, Johnson and Associates, Inc. • Fertilizer accounted for 72% of total nitrogen use in U.S. for 2013 • To meet fertilizer, industrial and other demand requirements, U.S. has been net importer of nitrogen – 2000-2013 • Average 7.8 million tons per year • 43% of demand – 2013 • 8.4 million tons • 45% of demand • Anticipate U.S. will remain net importer despite expected capacity expansions Solid Industry Fundamentals Nitrogen Supply/Demand Imbalance in U.S. NYSE:UAN 7

U.S. Net Imports of UAN were 24% of Demand in 2014 (1) Country 2010 2011 2012 2013 2014 Russia 749 612 675 1,139 1,302 Trinidad & Tobago 777 916 773 652 795 Canada 437 560 365 302 386 Romania 254 442 258 216 157 Bulgaria 33 19 99 49 155 China 0 0 0 0 118 Netherlands 44 130 130 169 69 Lithuania 79 443 364 162 67 Egypt 123 106 200 332 45 Georgia 0 0 0 0 13 Estonia 0 83 0 0 11 Germany 30 138 73 100 4 Ukraine 73 27 0 0 0 Rest of world 119 20 74 40 2 Total 2,718 3,496 3,011 3,161 3,124 U.S. Imports of UAN (000’s of Metric Tons) Source: US International Trade Commission. 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 U.S. North America 2014E 0 0 0 ’s o f M et ri c T o n s UAN Demand/Supply Source: Fertecon. U.S. North America 2010 Demand Production (1) North American net imports of UAN were 21% of demand in 2014. Excess Demand Driving Net Imports of UAN NYSE:UAN 8 Solid Industry Fundamentals

$200 $300 $400 $500 $600 $700 $800 5 /1 0 /1 0 8 /1 0 /1 0 1 1 /1 0 /1 0 2 /1 0 /1 1 5 /1 0 /1 1 8 /1 0 /1 1 1 1 /1 0 /1 1 2 /1 0 /1 2 5 /1 0 /1 2 8 /1 0 /1 2 1 1 /1 0 /1 2 2 /1 0 /1 3 5 /1 0 /1 3 8 /1 0 /1 3 1 1 /1 0 /1 3 2 /1 0 /1 4 5 /1 0 /1 4 8 /1 0 /1 4 1 1 /1 0 /1 4 2 /1 0 /1 5 5 /1 0 /1 5 Ammonia Urea UAN Weekly Spot Prices (U.S. Southern Plains) Ammonia Urea UAN Trailing 5 year $580 $425 $318 Trailing 3 year $585 $414 $311 Trailing 1 year $566 $377 $286 5/11/15 (Current) $555 $348 $280 Market Dynamics Support Stable Pricing Environment Price per Short Ton Source: Green Markets. Fertilizer Prices Remain Attractive NYSE:UAN 9 Solid Industry Fundamentals Nitrogen Content Ammonia 82% Urea 46% UAN 32%

USDA Estimates U.S. Ended 2014 with Corn Stocks-to-Use of 13.6% -- CVR Partners Anticipates 88MM to 90MM Acres Will Be Planted in 2015 -- 0 30 60 90 120 150 180 0 20 40 60 80 100 Planted Yield Yield Trend Line Millions of Acres Bushels per Acre U.S. Corn Planted & Yields Source: USDA (WASDE). U.S. Corn Supply & Use Note: The 20-year (1995-2014) average for year-ending stocks-to-use is 13.0%. NYSE:UAN Corn Inventory Impacts Planting Levels 10 Solid Industry Fundamentals Millions of Bushels (unless otherwise noted) 2013 2014E 2015E Feb '14 May '15 88 MM ac & 90 MM ac & USDA(1) USDA(2) USDA(1) USDA(1) 170 bu/ac(3) 165 bu/ac(3) Planted (MM acres) 95.4 93.5 90.6 89.2 88 90 Harvested % 91.7% 92.1% 91.7% 91.6% 91.6% 91.6% Yield (bu/ac) 158.1 165.6 171.0 166.8 172 162 Beginning Stocks 821 1,887 1,232 1,851 1,851 1,851 Production 13,829 14,260 14,216 13,630 13,863 13,354 Imports 36 25 25 25 25 25 Total Supply 14,686 16,172 15,473 15,506 15,739 15,230 Total Use 13,454 13,565 13,622 13,760 13,760 13,760 Ending Stocks 1,232 2,607 1,851 1,746 1,979 1,470 Stocks to Use % 9.2% 19.2% 13.6% 12.7% 14.4% 10.7% (1) WASDE (May 2015). (2) Long- Term Projections to 2023 (February 2014) … included initial estimates for 2014. (3) Yield estimated at +/- 5 bu/ac from USDA's current estimate of 167 bu/ac.

NYSE:UAN 11 Blueprint for Success • Leverage strategically located assets in key markets • Incrementally expand plant production and distribution capabilities • Selectively evaluate longer term opportunities • Focused on growing distributions – Investments to be accretive with an acceptable level of return • Growth initiatives supported by positive industry backdrop

• Located in Farm Belt • 49% of corn planted in 2014 was within ~$45/UAN ton freight rate of plant • Transportation cost advantage to Corn Belt vs. U.S. Gulf Coast NYSE:UAN 12 Strategically Located Assets

(1) 1.0 ton of ammonia converts to approximately 2.44 tons of UAN. (2) Excludes impact of shutdown for installation of waste heat boiler, pressure swing adsorption unit upgrade and maintenance of Linde’s air separation unit. Including these impacts, on-stream efficiency was 96.8% for gasifier, 92.6% for ammonia, and 92.0% for UAN. • Capacity: 1,225 tons/day ammonia unit & 3,000 tons/day UAN unit (1) • 2014 on-stream efficiency (2) – Gasifier: 98.2% – Ammonia: 94.3% – UAN: 93.7% NYSE:UAN 13 Fully Utilized Capacity

• Utilize pet coke as feed stock versus natural gas • Operating costs are competitive to natural gas fed nitrogen fertilizer producers • ~70% of pet coke requirement contracted through 2027 – Abundant supply from 3rd parties available by truck and rail at attractive prices for remaining 30% • Dual train gasifier improves reliability • Capacity to sequester CO2 emissions NYSE:UAN 14 Feed Stock Benefits

NYSE:UAN 15 Skilled Management Team Mark A. Pytosh: CEO & President 29 years William White: EVP Marketing & Operations 38 years Susan M. Ball: CFO & Treasurer 31 years John R. Walter: SVP, General Counsel & Secretary 13 years

• Operational efficiency • Plant expand/enhance • Specialty products • Distribution/offsite storage • Mergers and acquisitions Current 12-36 Months 4-5 Years NYSE:UAN 16 Multiple Growth Opportunities

(1) Product price at gate (netback) price per ton represents net sales less freight revenue divided by product sales volume in tons in the reporting period. Netback price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry. EBITDA 38.7 155.3 136.6 150.6 110.1 $- $50 $100 $150 $200 2010 2011 2012 2013 2014 Millions Net Sales 180.5 302.9 302.3 323.7 298.7 $- $100 $200 $300 $400 $500 $600 $700 $- $100 $200 $300 $400 2010 201 2012 2013 2014 Millions Product Price at Gate (1) ($/ton) Ammonia UAN Capital Expenditures 10.1 19.1 43.8 21.1 $- $25 $50 $75 $100 2010 2011 2012 2013 2014 Maintenance Growth / Expansion Millions See page 24 for a reconciliation of Net Income to EBITDA. See page 24 for a reconciliation of Net Income to Adjusted EBITDA Less Maintenance Capital. 82.2 43.7 156.4 140.5 149.3 105.6 $- $50 $100 $150 $200 2010 2011 2012 2013 2014 Adjusted EBITDA Less Maintenance Capital Millions NYSE:UAN 17 History of Financial Success

YTD 3/31/14 YTD 3/31/15 Increase UAN Product Price Per Ton at Gate(1) $253 $263 4% Ammonia Product Price Per Ton at Gate(1) $479 $553 15% Net Sales $80.3 $93.1 16% EBITDA(2) $29.8 $38.3 29% Adjusted EBITDA(3) $29.9 $38.4 28% Operating Income $23.1 $31.5 36% Available Cash for Distribution $27.8 $32.6 17% Available Cash for Distribution Per Unit $0.38 $0.45 18% $U.S. millions, except product price at gate per ton and per unit data (2) See page 24 for a reconciliation of Net Income to EBITDA. (3) See page 24 for reconciliation of EBITDA to Adjusted EBITDA. (1) Product price at gate (netback) price per ton represents net sales less freight revenue divided by product sales volume in tons in the reporting period. Netback price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry. NYSE:UAN 18 2015 Results to Date

($U.S. millions, unless otherwise noted) Capitalization As of 3/31/15 Cash & Equivalents $72.6 Credit Facility due April 2016: Term Loan $125.0 $25 million Revolver Total Debt $125.0 Total Partners' Equity 414.0 Total Capitalization (Book) $539.0 LTM 3/31/15 EBITDA* $118.6 LTM 3/31/15 Interest Expense, net $6.8 Key Credit Statistics Total Debt / EBITDA 1.1x EBITDA / Interest Expense 17.4x Total Debt / Capitalization (Book) 23.2% Liquidity As of 3/31/15 Cash & Equivalents $72.6 $25 million Revolver 25.0 Less: Drawn Amount Less: Letters of Credit Total Liquidity $97.6 Financial Flexibility to Support Growth Initiatives As of 3/31/15 -- -- -- NYSE:UAN 19 Strong Financial Profile * See page 24 for a reconciliation of LTM 3/31/15 EBITDA and Interest Expense, net.

• Solid industry fundamentals • High-quality & strategically located assets • Premium product focus • Opportunities for growth • Experienced management team • Pay out 100% of available cash each quarter • General Partner has non-economic interest (no IDRs) NYSE:UAN 20 A Bright Outlook

Appendix

Linde Air Separation Unit Oxygen Gasifier (2 Units) Pet Coke Pet Coke CVR Refining Refinery Third Party Supplier(s) Slag Ammonia Synthesis UAN Synthesis UAN Product Ammonia Product Nitrogen Syngas (Hydrogen) Ammonia 22 NYSE:UAN Plant Process Flow Chart

To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Partnership also uses certain non-GAAP financial measures, which are derived from our GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Partnership’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Partnership are not necessarily comparable to similarly titled measures of other companies. The Partnership believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Partnership’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Partnership’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Partnership and its results of operations. NYSE:UAN 23 Non-GAAP Financial Measures

Non-GAAP Reconciliation

CVR PARTNERS LP

NYSE:UAN

EBITDA: *Defined as net income before (i) net interest (income) expense; (ii) income tax expense; and (iii) depreciation and amortization expense.*

Adjusted EBITDA: *Defined as EBITDA further adjusted for the impact of non-cash share-based compensation, and, when applicable, major scheduled turnaround expense, loss on extinguishment of debt and loss on disposition of assets.*

We present EBITDA because we believe it allows users of our financial statements, such as investors and analysts, to assess our financial performance without regard to financing methods, capital structure or historical cost basis. We present Adjusted EBITDA because we have found it helpful to consider an operating measure that excludes expenses, such as major scheduled turnaround expense, loss on extinguishment of debt and loss on disposition of assets, relating to transactions not reflective of our core operations. When applicable, each of these expenses is discussed in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of our SEC reports, so that investors have complete information about expenses. In addition, we believe that it is useful to exclude from Adjusted EBITDA non-cash share-based compensation, although it is a recurring cost incurred in the ordinary course of business. In our view, non-cash share-based compensation, reflects a non-cash cost which may obscure, for a given period, trends in the underlying business, due to the timing and nature of the equity awards. We also present Adjusted EBITDA because it is the starting point used by the board of directors of our general partner when calculating our available cash for distribution.

See below for reconciliation of Net Income to Adjusted EBITDA, and Adjusted EBITDA to Adjusted EBITDA Less Maintenance Capital

(in $US millions)	2010	2011	2012	2013	2014
Net income	$ 33.3	$ 132.4	$ 112.2	$ 118.6	$ 76.1
Interest expense, net	(13.1)	4.0	3.6	6.3	6.7
Depreciation and amortization	18.5	18.9	20.7	25.6	27.3
Income tax expense	-	-	0.1	0.1	-
EBITDA	$ 38.7	$ 155.3	$ 136.6	$ 150.6	$ 110.1
Loss on disposition of assets	1.4	-	-	-	-
Major scheduled turnaround expenses	3.5	-	4.8	-	-
Share-based compensation, non-cash	9.0	7.3	6.8	2.2	0.2
Adjusted EBITDA	$ 52.6	$ 162.6	$ 148.2	$ 152.8	$ 110.3
Adjusted EBITDA	$ 52.6	$ 162.6	$ 148.2	$ 152.8	$ 110.3
Maintenance capital	8.9	6.2	7.7	3.5	4.7
Adjusted EBITDA less maintenance capital	$ 43.7	$ 156.4	$ 140.5	$ 149.3	$ 105.6

See below for reconciliation of Net Income to EBITDA, and EBITDA to Adjusted EBITDA

(in $US millions)	Three Months Ended Mar 31, 2014	Three Months Ended Mar 31, 2015
Net income	$ 21.5	$ 29.8
Interest expense, net	1.6	1.7
Depreciation and amortization	6.7	6.8
Income tax expense	-	-
EBITDA	$ 29.8	$ 38.3
Major scheduled turnaround expense	-	-
Share-based compensation, non-cash	0.1	0.1
Adjusted EBITDA	$ 29.9	$ 38.4

See below for reconciliation of LTM 3/31/15 EBITDA & Interest Expense, net

(in $US millions)	EBITDA	Interest Expense, net
3 months ended 3/31/15	$ 38.3	$ 1.7
12 months ended 12/31/14	110.1	6.7
Less: 3 months ended 3/31/14	29.8	1.6
LTM 3/31/15	$ 118.6	$ 6.8

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Activities & Transactions

NYSE:UAN

	January-March	April-June	July-September	October-December
Season	Dealer/Distributor Fill Orders & Wheat Topdress	Spring Planting	Dealer/Distributor Fill Orders	Dealer/Distributor Fill Orders & Fall Planting
Crop	No Planting	Corn Planting	Wheat Planting (Southern Territories)	Wheat Planting
Nitrogen Need	Fill Orders & Topdress	Topdress & Sidedress	Fill Orders	Fill Orders & Topdress
Pricing & Shipments	Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Q2 Delivery Delivery of Prior Year Prepay Orders	Prompt Pricing & Shipments Delivery of Prior Year & Q1 Prepay Orders	Prompt Pricing & Shipments Forward Pricing for Fill Orders for Q4 Delivery	Prompt Pricing & Shipments Forward Pricing for Prepay Orders for Next Year Q1 & Q2 Delivery Delivery of Q3 Fill Orders

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